UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         December 13, 2023

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)
001-32373		27-0099920
(Commission File Number)		(IRS Employer Identification No.)

5420 S. Durango Dr.
Las Vegas,	Nevada	89113
(Address of principal executive offices)		(Zip Code)
(702) 923-9000
(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	LVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.			☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2023, Las Vegas Sands Corp. (“LVSC”) and its wholly-owned subsidiary, Las Vegas Sands, LLC (together with LVSC, the “Company”), entered into a second amendment to the employment agreement (the “Amendment”) with D. Zachary Hudson, the Company’s Executive Vice President, Global General Counsel and Secretary. The Amendment is effective as of January 1, 2024, and provides for an employment term that expires on December 31, 2029.

Pursuant to the Amendment, beginning in 2024, Mr. Hudson will be eligible to receive: a base salary equal to $1,300,000, a target annual cash bonus opportunity equal to 175% of his base salary, and a target annual restricted stock unit award opportunity equal to 200% of his base salary. In addition, on December 13, 2023, Mr. Hudson received a one-time grant of options to purchase 510,157 shares of LVSC common stock (the “Option Grant”) vesting on December 31, 2029, subject to his continued employment through such date. Upon a termination without cause or for good reason, and subject to his execution of a release of claims, Mr. Hudson will be eligible to receive the separation payments and benefits including: cash severance paid over twelve months equal to the sum of his base salary and target annual cash bonus and immediate vesting of the portion of Option Grant that would have vested by the date of termination had the Option Grant been subject to annual pro-rata vesting from the date of grant. Mr. Hudson’s existing employment agreement includes one-year non-competition and non-solicitation covenants and perpetual confidentiality, intellectual property and non-disparagement covenants that will continue to apply.

The foregoing summary is qualified in its entirety by reference to the complete text of the Amendment, a copy of which will be filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 14, 2023

LAS VEGAS SANDS CORP.
By:	/S/ RANDY HYZAK
Name: Randy Hyzak Title: Executive Vice President and Chief Financial Officer